SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549


                                        FORM 8-K



                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                           Securities and Exchange Act of 1934



           Date of Report (Date of earliest event reported): November 30, 2000


                                 STRATESEC INCORPORATED
                 (Exact name of registrant as specified in its charter)


    Delaware                         1-13427                      22-2817302
   (State of                   (Commission File No.)           (IRS Employer
 Incorporation)                                             Identification No.)


                          105 Carpenter Drive, Suite C
                            Sterling, Virginia 20164
         (Address of principal executive offices, including zip code)



                              (703) 709-8686
          (Registrant's telephone number, including area code)


                             STRATESEC INCORPORATED

Item 2.  Acquisition or Disposition of Assets

         STRATESEC Incorporated has acquired Security Systems Integration, Inc. ("SSI"), a privately held security systems company engaged in design, engineering, installation, maintenance, technical support services and training, serving primarily the U.S. Government. For additional information concerning the transaction, see the press release filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         The Company will amend this Form 8-K on or before February 13, 2001, to file certain historical financial statements of SSI and pro forma financial statements reflecting the transaction.

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit No.                                 Description

         2 Merger Agreement dated November 30, 2000, by and among STRATESEC Incorporated, Security Systems Integration, and Kamran Hashemi

         99                         Press release

                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STRATESEC INCORPORATED


                                    /s/ Albert V. Graves
                                    ------------------------------
                                    Albert V. Graves
                                    Chief Financial Officer



Dated: December 14, 2000

                             STRATESEC Incorporated
                                  Exhibit Index
                                   to Form 8-K

Exhibit No.                         Description


         2 Merger Agreement dated November 30, 2000, by and among STRATESEC Incorporated, Security Systems Integration, and Kamran Hashemi

         99                         Press release